Exhibit 10.3
[Chinese to English translation]
Lingshi Xinghai Magnesium Industry Co., Ltd.

Equity Transfer Contract Amendment No. 2

Entered by
Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd
(Party A)
And
Taiyuan Yiwei Magnesium Industry Co., Ltd.
 (Party B)
And
Lingshi Xinghai Magnesium Industry Co. Ltd.
(Target Company)
CD International Enterprises, Inc.
And
CDI China, Inc.
And
Pine Capital Enterprises, Inc.
And
Yuwei Huang
June 30, 2012

This amendment no. 2 (the “Amendment No. 2”) was entered by and between the following parties on June 30, 2012 by:

(a) Party A: Taiyuan Ruiming Yiwei Magnesium Industry Co. Ltd., a limited liability company formed and existing under the laws of China with registered address at Shagou Village, Yangqu County, Taiyuan, Shanxi Province, China.
Authorized Representative of Party A: Yuejian Wang
Title: Chairman
Nationality: U.S. Citizen

(b) Party B: Taiyuan Yiwei Magnesium Industry Co., Ltd, a limited liability company formed and existing under the laws of China with registered address at Yangqu County, Nitun Town, Fujiayao Village, the office address is 910, 9th Floor, MeGa Mall Business Center, 10 YiFen Street, Taiyuan City, ShanXi Province, China.
Authorized Representative of Party B: Yuwei Huang
Title: Chairman
Nationality: China

(f)
Target Company: Lingshi Xinghai Magnesium Industry Co., Ltd., a limited liability company formed and existing under the laws of the China with registered address at ZhijiaZhuang Village, Duanchun Town, Lingshi County, JinZhong City, Shanxi Province, China

Authorized Representative of the Target Company: Xiangyun Zhai
Title: Chairman
Nationality: China

(g)	CDII: CD International Enterprises, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441
Authorized Representative of CDII: Yuejian Wang
Title: Chief Executive Officer
Nationality: U.S.

(h)	CDI China, Inc., a Florida corporation with its registered address at 431 Fairway Drive, Suite 200, Deerfield Beach, Florida 33441 (“CDI China”);
Authorized Representative of CDI China: Yuejian Wang
Title: Chief Executive Officer
Nationality: U.S.

(i)
Pine Capital: Pine Capital Enterprises, Inc., a limited liability company formed and existing under the laws of the Cayman Islands with its registered address at 51, 5th Fl, Britannia House, Jalan Cator BS8811, BSB Brunei Darassalam.

Name: Xiaorui Su
Title: Executive Director
Nationality: China

(g) Yuwei Huang
Nationality: China

The parties above will be collectively referred to as the “Parties”, or individually referred to as “One Party”.

Through negotiation and consultation, the Parties agree to sign this amendment no. 2 to the Lingshi Xinghai (“Target Company”) 100% Equity Transfer Contract (“Original Agreement”) dated August 30, 2011, as amended on January 12, 2012.

I.
The clause regarding the title transfer of Excel Rise Technology Co., Ltd. under Section 4.2.4 of the Original Agreement is hereby amended to be no later than December 31, 2012. The Parties agree to delete Section 4.2.4 in the Original Agreement and replace it with:

4.2.4 Within 15 business days after the execution of this Agreement, CDI China shall transfer to Party B all of CDI China’s beneficial ownership interest in Excel Rise Technology Co., Ltd. (the “Excel Rise Rights”) valued at $4,657,411.98 USD.  The Parties hereby agree that CDI China’s beneficial ownership interest in Excel Rise Technology Co., Ltd. is valued at RMB 30,000,000.

II.
The clause regarding the title transfer under Section 5.2 of the Original Agreement is hereby amended to be no later than December 31, 2012. The Parties agree to delete Section 5.2 in the Original Agreement and replace it with:

5.2 Title Transfer
When Party B receives the initial payment, Party B shall complete the title transfer of the Acquired Interest no later than December 31, 2012 and formally provide the relevant certificate of equity ownership to Party A. The certificate of equity ownership and title transfer process referred to herein includes but is not limited to the Stock Rights Record certificate, registration of Equity Ownership Change for Foreign-invested Joint Venture, transfer of the Land Use Right and Party B’s other obligations under this Contract (the “Post Closing Title Transfers”). The Target Company is responsible for all the cost associated with the Post Closing Title Transfers. In addition, Party A shall cooperate with Party B in Party B’s efforts to complete a valid transfer of the Acquired Interest.

III.
If there is dispute between this Amendment No. 2 and the Original Agreement, this Amendment No. 2 shall prevail. This Amendment No. 2 shall act as supplementary agreement to the Original Agreement, and is automatically terminated at the termination of the Original Agreement.

IV.	This Amendment No. 2 shall have fourteen copies of the same format, each party holds two copies.

Party A: Taiyuan Ruiming Yiwei Magnesium Industry Co., Ltd
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title: Chairman
Nationality: U.S.

Party B: Taiyuan Yiwei Magnesium Industry Co. Ltd.
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Title: Chairman
Nationality: U.S.

Target Company: Lingshi Xinghai Magnesium Industry Co. Ltd.
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Title: Chairman
Nationality: U.S.

CD International Enterprises, Inc.
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title: Chief Executive Officer
Nationality: U.S.

CDI China, Inc.
Signature: /s/ James (Yuejian) Wang
Printed Name: James (Yuejian) Wang
English Name:
Title: Chief Executive Officer
Nationality: U.S.

Pine Capital Enterprises Inc.
Signature: /s/ Xiaorui Su
Printed Name: Xiaorui Su
English Name:
Title: Executive Director
Nationality: China

Yuwei Huang
Signature: /s/ Yuwei Huang
Printed Name: Yuwei Huang
English Name:
Nationality: China